UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2009 (January 26, 2009)

QNECTIVE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50494	57-1094726
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Thurgauerstrasse 54, CH-8050, Zurich, Switzerland
(Address of principal executive offices)

Registrant’s telephone number, including area code +41-44-307-5020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Qporter, Inc. (“Qporter”), a subsidiary of Qnective, Inc. (the “Company”) entered into a Marketing Consultant Agreement dated January 26, 2009 (the “Agreement”) with ATT Management AG, a Swiss corporation (“ATT”), whereby Qporter appointed ATT as a non-exclusive consultant to locate resellers and customers on a world-wide basis for Qporter’s voice-over-internet protocol services to mobile telephone users and messenger services (collectively, the “Services”).

Qporter has established an initial sales quota of (i) $30,000,000 of license fees to be received by Qporter from resellers located by ATT from December 1, 2008 through November 30, 2009 and (ii) $10,000,000 of license fees received by Qporter from resellers located by ATT on an annual basis thereafter.  The sales quota will be adjusted for renewal terms, if any.  If ATT fails to exceed its sales quota, Qporter can (i) adjust the sales quota for subsequent years or (ii) terminate the Agreement.

The Agreement has a term of three years, and will be automatically renewed for successive three year terms, unless terminated pursuant to the Agreement.

Qporter will pay ATT the following amounts:  (i) twenty-five (25%) percent of all fees received from resellers or customers located by ATT, (ii) an additional ten (10%) percent of all fees received from resellers or customers located by ATT if during the initial term of the Agreement the fees exceed $60 million; and for each renewal term, if any, ten (10%) percent of all fees received from resellers or customers located by ATT if the amount received during such renewal term exceeds an amount equal to two times the sales quota for such renewal term and (iii) 600,000 shares of the common stock, $.001 par value of the Company (the “ATT Shares”) within ten (10) days of executing the Agreement.

Additional payments to ATT from pending agreements with resellers or customers located by ATT in the event of termination of the Agreement will be reasonably agreed on between the parties.

ATT has agreed that it will not market any product or services competitive with the Services during the term of the Agreement.  Qporter has the right to distribute its services, provided, however, that Qporter (i) provides notice to ATT if it begins negotiations with any potential reseller or customer; and (ii) may not enter into a direct reseller or customer agreement with any third-party reseller or customer listed on one of the monthly lists to be provided by ATT to Qporter from time to time for a period of one year thereafter unless compensation is paid to ATT pursuant to the Agreement.

The foregoing is a summary description of certain terms of the Agreement and by its nature, is incomplete, and is qualified in its entirety by reference to the entire Agreement, a copy of which is attached as Exhibit 10.1 to this Report.

No underwriting discounts or commissions will be paid in connection with the issuance and sale of the ATT Shares.  It is anticipated that the issuance of the ATT Shares will be exempt from registration under Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “1933 Act”), because the ATT Shares will be sold in an offshore transaction, to a non-U.S. person, and the sale was negotiated and consummated outside of the United States.  The Company does not intend to engage in a distribution of the ATT Shares in the United States.

Qporter also entered into a Marketing Consultant Agreement dated January 28, 2009 (the “Ediport Agreement”) with Ediport Ltd, a Hungarian corporation (“Ediport”), whereby Qporter appointed Ediport as a non-exclusive consultant to locate resellers and customers on a world-wide basis for the Services.

Qporter has established an initial sales quota of (i) $30,000,000 of license fees to be received by Qporter from resellers located by Ediport from January 20, 2009 through January 30, 2011 and (ii) $10,000,000 of license fees received by Qporter from resellers located by Ediport on an annual basis thereafter.  The sales quota will be adjusted for renewal terms, if any.  If Ediport fails to exceed its sales quota, Qporter can (i) adjust the sales quota for subsequent years or (ii) terminate the Ediport Agreement.

The Ediport Agreement has a term of three years, and will be automatically renewed for successive three year terms, unless terminated pursuant to the Ediport Agreement.

Qporter will pay Ediport the following amounts:  (i) twenty-five (25%) percent of all fees received from resellers or customers located by Ediport, (ii) an additional ten (10%) percent of all fees received from resellers or customers located by Ediport if during the initial term of the Ediport Agreement the fees exceed $60 million; and for each renewal term, if any, ten (10%) percent of all fees received from resellers or customers located by Ediport if the amount received during such renewal term exceeds an amount equal to two times the sales quota for such renewal term and (iii) 1,200,000 shares of the common stock, $.001 par value, of the Company (the “Ediport Shares”) within ten (10) days of executing the Ediport Agreement.

Additional payments to Ediport from pending agreements with resellers or customers located by Ediport in the event of termination of the Ediport Agreement will be reasonably agreed on between the parties.

Ediport has agreed that it will not market any product or services competitive with the Services during the term of the Ediport Agreement.  Qporter has the right to distribute its services, provided, however, that Qporter (i) provides notice to Ediport if it begins negotiations with any potential reseller or customer; and (ii) may not enter into a direct reseller or customer agreement with any third-party reseller or customer listed on one of the monthly lists to be provided by Ediport to Qporter from time to time for a period of one year thereafter unless compensation is paid to Ediport pursuant to the Ediport Agreement.

The foregoing is a summary description of certain terms of the Ediport Agreement and by its nature, is incomplete, and is qualified in its entirety by reference to the entire Ediport Agreement, a copy of which is attached as Exhibit 10.2 to this Report.

No underwriting discounts or commissions will be paid in connection with the issuance and sale of the Ediport Shares.  It is anticipated that the issuance of the Ediport Shares will be exempt from registration under Regulation S promulgated under the 1933 Act because the Ediport Shares will be sold in an offshore transaction, to a non-U.S. person, and the sale was negotiated and consummated outside of the United States.  The Company does not intend to engage in a distribution of the Ediport Shares in the United States.

Qporter also entered into a Marketing Consultant Agreement dated January 28, 2009 (the “Atlantique Agreement”) with Atlantique Caspian Holdings Ltd., a Seychelles corporation (“Atlantique”), whereby Qporter appointed Atlantique as a non-exclusive consultant to locate resellers and customers on a world-wide basis for the Services.

Qporter has established an initial sales quota of (i) $30,000,000 of license fees to be received by Qporter from resellers located by Atlantique from January 20, 2009 through January 30, 2011 and (ii) $10,000,000 of license fees received by Qporter from resellers located by Atlantique on an annual basis thereafter.  The sales quota will be adjusted for renewal terms, if any.  If Atlantique fails to exceed its sales quota, Qporter can (i) adjust the sales quota for subsequent years or (ii) terminate the Atlantique Agreement.

The Atlantique Agreement has a term of three years, and will be automatically renewed for successive three year terms, unless terminated pursuant to the Atlantique Agreement.

Qporter will pay Atlantique the following amounts:  (i) twenty-five (25%) percent of all fees received from resellers or customers located by Atlantique, (ii) an additional ten (10%) percent of all fees received from resellers or customers located by Atlantique if during the initial term of the Atlantique Agreement the fees exceed $60 million; and for each renewal term, if any, ten (10%) percent of all fees received from resellers or customers located by Atlantique if the amount received during such renewal term exceeds an amount equal to two times the sales quota for such renewal term and (iii) 1,200,000 shares of the common stock, $.001 par value, of the Company (the “Atlantique Shares”) within ten (10) days of executing the Atlantique Agreement.

Additional payments to Atlantique from pending agreements with resellers or customers located by Atlantique in the event of termination of the Atlantique Agreement will be reasonably agreed on between the parties.

Atlantique has agreed that it will not market any product or services competitive with the Services during the term of the Atlantique Agreement.  Qporter has the right to distribute its services, provided, however, that Qporter (i) provides notice to Atlantique if it begins negotiations with any potential reseller or customer; and (ii) may not enter into a direct reseller or customer agreement with any third-party reseller or customer listed on one of the monthly lists to be provided by Atlantique to Qporter from time to time for a period of one year thereafter unless compensation is paid to Atlantique pursuant to the Atlantique Agreement.

The foregoing is a summary description of certain terms of the Atlantique Agreement and by its nature, is incomplete, and is qualified in its entirety by reference to the entire Atlantique Agreement, a copy of which is attached as Exhibit 10.3 to this Report.

No underwriting discounts or commissions will be paid in connection with the issuance and sale of the Atlantique Shares.  It is anticipated that the issuance of the Atlantique Shares will be exempt from registration under Regulation S promulgated under the 1933 Act because the Atlantique Shares will be sold in an offshore transaction, to a non-U.S. person, and the sale was negotiated and consummated outside of the United States.  The Company does not intend to engage in a distribution of the Atlantique Shares in the United States.

Item 3.01	Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Marketing Consultant Agreement dated January 26, 2009 between Qporter, Inc. and ATT Management AG.

10.2	Marketing Consultant Agreement dated January 28, 2009 between Qporter, Inc. and Ediport Ltd.

10.3	Marketing Consultant Agreement dated January 28, 2009 between Qporter, Inc. and Atlantique Caspian Holdings Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QNECTIVE, INC.

Date: January 30, 2009	By:	/s/ Oswald Ortiz
Oswald Ortiz Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Marketing Consultant Agreement dated January 26, 2009 between Qporter, Inc. and ATT Management AG.

Exhibit 10.2	Marketing Consultant Agreement dated January 28, 2009 between Qporter, Inc. and Ediport Ltd.

Exhibit 10.3	Marketing Consultant Agreement dated January 28, 2009 between Qporter, Inc. and Atlantique Caspian Holdings Ltd.